Exhibit 99.2
NASDAQ: NWBI Current Market Value: $11.41 As of February 3, 2010 N O R T H W E S T

Forward-Looking Statements 2 This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the asset quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; general economic conditions, either nationally or in our market areas, that are worse than expected; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; adverse changes in the securities markets; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to successfully integrate acquired entities, if any; changes in consumer spending, borrowing and savings habits; changes in our organization, compensation and benefit plans; our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; the level of future deposit premium assessments; the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; the impact of the current governmental effort to restructure the U.S. financial and regulatory system; changes in the financial performance and/or condition of our borrowers; and the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward- looking statements. Please see "Risk Factors" beginning on page 26 of the prospectus.

Issuer: Northwest Bancshares, Inc. Listing/Ticker: Nasdaq Global Select Market / "NWBI" IPO Price Per Share: $10.00 Current Market Price:* $11.41 Shares Offered: 68,878,267 - Total 33,024,898 - Subscription Offering 35,853,369 - Syndicated Offering Gross Proceeds: $688.8 Million Net Proceeds: $658.0 Million Current Market Capitalization:* $1,262.4 Million Tangible Equity / Tangible Assets: 14.53% Price / Book Value:* 95.9% Price / Tangible Book Value:* 110.7% Price / LTM Earnings:* 38.0x * As of February 3, 2010 Offering Results 3

N O R T H W E S T Second Step Enhancement to Shareholder Value 4

Holding Company is regulated by the OTS, Bank is regulated by the FDIC and PA Department of Banking 171 retail banking locations 51 consumer finance locations ($116.3 mil in assets, $2.7 mil in net income for year ended 12/31/09) 1,697 full-time and 316 part-time employees Total assets of $8.0 billion Net loans of $5.2 billion Deposits of $5.6 billion Total tangible shareholders' equity of $1.1 billion Corporate Profile and Overview 5 * As of February 3, 2010 Market Capitalization Current market capitalization of $1.26 billion * Ranked 3rd in market capitalization and 6th in total asset size among banks headquartered in Pennsylvania. Ranked approximately 50th in market cap nationally.

Attractive Franchise 6

Experienced Management & Board of Directors 7 Executive officers average 27 years of banking experience. Average tenure for executive officers at Northwest is approximately 19 years. Stable and experienced Board of Directors; 8 out of 9 Independent Directors

Historical Performance

Asset Growth 9 Northwest has demonstrated the ability to both safely leverage its capital and change its strategic direction when necessary. Leveraging Strategy Diversification & Profitability Strategy

Growth of Our Franchise Since IPO 10 About 50% of our balance sheet growth was organic, the other 50% was accomplished through mergers and acquisitions. Organic Growth 55 De Novo Branch Openings 24 Northwest Consumer Discount offices Merger and Acquisition activity: Branch Purchases - 10 acquisitions with 8 different banks from which we acquired 43 offices Whole Bank Acquisitions - 13 acquisitions from which we acquired 32 new offices Northwest Consumer Discount Company - 10 acquisitions from which we added 10 offices We have also acquired an asset management company, a brokerage office and a benefits consulting firm

Operating Trends

Interest Rate Spread 12 While organic and acquisition growth successfully leveraged Northwest's capital, net interest spread was relatively flat and below peer averages. Changes in loan and deposit mix were needed to improve profitability ratios.

Commercial Business One-to-Four Family Multi-Family & Commerical Consumer & Home Equity East 3.3 59.5 12.6 24.6 Composition of Loan Portfolio 13 December 2005 Commercial Business One-to-Four Family Multi-Family & Commerical Consumer & Home Equity East 7 44.1 23.3 25.6 December 2009

Composition of Deposits 14 Checking Savings Money Market Certificates of Deposit East 18.3 17.9 11.4 52.4 14 December 2005 December 2009 Checking Savings Money Market Certificates of Deposit East 22.3 16.4 14.6 46.7

Deposit Growth 15 15

Profitability Trends 16 Net Interest Margin Non-Interest Income / Average Assets Non-Interest Expense / Average Assets ROAA * Peer group includes banks and thrifts with market capitalizations between $750 million and $5 billion in the Northeast, Mid-Atlantic and Ohio regions.

2008 and 2009 Core Earnings Comparison 17

Stock Performance and Per Share Information

Price Performance Since IPO (11/4/94) 19 Source: SNL Financial As of February 3, 2010 Since its IPO in 1994, Northwest has significantly outperformed the Nasdaq Bank Index and the S&P 500 Index.

Tangible Book Value Per Share 20 (Adjusted for Splits and Second-Step Exchange) 233% Increase 610% Increase

Annual Dividends Paid Per Share (adjusted for splits and exchanges) 21 In early years, dividend payments were controlled as Northwest was focused on retaining capital and growing its franchise. In recent years, as acquisitions became expensive, Northwest steadily increased its dividends and provided a strong dividend yield. * * For the six months ended 12/31/05

Asset Quality

Reserve & Charge-Offs History 23 NCOs / Average Loans Northwest's actual losses have historically been much lower than its peer group. Conservative underwriting and a commitment to working with our borrowers, have kept our losses at comparatively low levels during the current economic crisis. See Appendix for Peers; Peer data based on SNL Financial as February 3, 2010 ( Dollars in thousands)

Delinquent Loans As a % of Total Loans (30 to 90+ days) Total Delinquency % by Loan Type (30 to 90+ days) Delinquent Loans 24

Loan Breakdown By State 25 Dollars in thousands Loans by State (based on borrowers' residence) at December 31, 2009 90% of our loans are located in our core market of Pennsylvania and New York.

Asset Quality 26 See Appendix for Peers; Peer data based on SNL Financial as February 3, 2010 NPAs / Total Assets

Average Mortgage Loan Balance and LTV Northwest's average mortgage balance is extremely low which enables borrowers to continue making their payments during times of economic challenge. Conservative underwriting has ensured that Northwest's mortgage customers have a significant equity position in their homes. $3.3 billion of our $5.3 billion in gross loans are residential mortgage and home equity loans. 27

Investment Securities Portfolio 28 High quality portfolio with 95% backed by U.S. government, G.S.E., or municipalities Only $7.5 million, or 0.7%, of level III investments

Strategic Direction

Investment of Proceeds of Second-Step Funds temporarily invested in overnight deposits Difficult environment to improve yield Want to stay short-term or variable rate Do not want to increase credit-risk exposure in investment portfolio Use funds to grow loan portfolio while being mindful of interest rate risk. Leveraging of Proceeds of Second-Step Continue organic growth strategies - especially focused on improving loan and deposit mix Continue strategic goal of opening five de novo offices a year Maintain a disciplined acquisition strategy Investment and Leveraging of Second Step 30

Disciplined Acquisition Strategy 31 Opportunity in our market areas: In PA, NY, OH and MD - approximately 170 public and private banks and thrifts with assets between $300 million and $3 billion On a selective basis, we would consider: whole bank acquisitions FDIC assisted transactions branch divestitures

Disciplined Acquisition Strategy 32 Acquisition criteria Strategic first preference is for acquisitions within our current markets secondarily, we prefer acquisitions in contiguous or near contiguous market areas prefer banks that add complementary products and services, diversified deposit mixes and strong branch networks

Investment Opportunity

Investment Opportunity in Northwest 34 Things we plan to do: Continuing our evolution of becoming more bank-like Continue our disciplined acquisition strategy in our current or adjacent markets Focus on self-originated small business and commercial credits vs. residential loans Dividends and stock buybacks Things we don't plan to do: Originate subprime or alt-a loans Originate option ARMs Lend outside of our market area Purchase participations in commercial or commercial real estate loans Change our fundamental business plan Experienced management team Conservative credit culture Substantial growth opportunities in attractive markets Attractive price given our strong capital position

Forbes names Northwest as one of America's 100 Most Trustworthy Companies The annual survey utilizes a proprietary process to evaluate financial reporting, transparency, fiscal policies, management behaviors, corporate governance, and risk factors. The result is a list of companies that "have consistently shown transparent and conservative accounting practices and solid corporate governance and management. These companies don't play games with revenue and expense recognition, or with asset valuation." 54th overall and 6th in Financial Institutions Out of 12,000 publicly-traded companies, Northwest Bancorp, Inc. was ranked...

Appendix

Peer Group Composition 37 Peer group includes banks and thrifts with market capitalizations between $750 million and $5 billion in the Northeast, Mid-Atlantic and Ohio regions. Peer group members: KeyCorp (Bank) New York Community Bancorp, Inc. (Thrift) Huntington Bancshares Incorporated (Bank) First Niagara Financial Group, Inc. (Thrift) Valley National Bancorp (Bank) FirstMerit Corporation (Bank) Fulton Financial Corporation (Bank) NewAlliance Bancshares, Inc. (Thrift) Astoria Financial Corporation (Thrift) Park National Corporation (Bank) Wilmington Trust Corporation (Bank) F.N.B. Corporation (Bank) National Penn Bancshares, Inc. (Bank) NBT Bancorp, Inc. (Bank)